Exhibit 1
                                   to Amendment 23

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
- -----------------------------------------------


SECURITIES AND EXCHANGE COMMISSION

                    Plaintiff,               88 Civ. 6209 (MP)

          -against-

DREXEL BURNHAM LAMBERT, INC.                 TRUST ORDER
                                             -----------
et al.,

                    Defendants.

- -----------------------------------------------

     In accordance with paragraph VIII of the Final Judgment as to

Defendants Victor Posner and Steven Posner entered in this action on

December 29, 1993, defendants Victor Posner and Steven Posner shall endorse over and deliver to George H. Heyman, Jr., Trustee, all voting securities they own, directly or indirectly, in any company they control (as that term is defined in Exchange Act Rule 12b-2 [17 C.F.R. Sec. 240.12b-2]) that has a class of securities registered pursuant to section 12 of the Exchange Act

[15 U.S.C. Sec. 781] or that is required to file reports pursuant to section

15(d) of the Exchange Act [15 U.S.C. Sec. 780(d)].  The Trustee's duties, the rights retained by the defendants in the securities held in trust for them,

and the mechanics by which the trust shall operate are set forth in the attached Declaration of Trust which is incorporated herein by reference and the terms of which are made a part of this Order.

     IT IS SO ORDERED.        /s/ Milton Pollack
                              --------------------------------------
                              SENIOR UNITED STATES DISTRICT JUDGE
Dated: February 15, 1994
New York, New York

                        Declaration of Voting Trust
                                  pursuant
                               to Trust Order
                           dated February _, 1994
                               entered by the
                        United States District Court
                      Southern District of New York in
                     Securities and Exchange Commission
                     ----------------------------------
                                     v.
                    Drexel Burnham Lambert Inc., et al.
                    -----------------------------------
                             88 Civ. 6209 (MP)

WHEREAS,  George H.  Heyman, Jr.  has been  appointed trustee of  the trust created by this Declaration of Trust  pursuant to the Final Judgment as  to

Defendants Victor Posner and Steven Posner entered December 29, 1993 by the

United States District  Court for  the Southern District  of New York,  The

Honorable  Milton  Pollack,  Senior United  States  District  Judge ("Final

Judgment");

WHEREAS, under  the Final  Judgment, Victor Posner  and Steven  Posner were ordered to endorse over to and deliver to the Trustee all voting securities they Beneficially Own,  either individually or jointly with  others, in any company  they Control  that  has  a class  of  securities registered  under

Section 12  of the Exchange Act  [15 U.S.C. Sec. 781]  or that is  required to file reports pursuant  to Section 15(d)  of the Exchange  Act [15 U.S.C.  Sec.

780(d)];

WHEREAS the Final  Judgment vested in the Trustee the authority to hold and vote all Trust Securities so delivered to the Trustee pursuant to the Trust

Order in accordance with the terms of the Trust;

Now, Therefore, it is declared pursuant to the Trust order as follows:

          1.   Definitions.  The following capitalized terms have
               -----------

the following respective meanings for purposes of this Declaration:

                         "Affiliate": as defined in Exchange Act Rule 12b-2 (17 C.F.R. Sec. 240.12b-2].

                         "Associate": as defined in Exchange Act Rule 12b-2 [17 C.F.R. Sec. 240.12b-2].

                         "Bank": as defined in Exchange Act Section 3(a)(6) [15 U.S.C. Sec. 78a(6)].

                         "Beneficial   Owner":   as  that   term   and  its
                         derivatives are defined in Exchange Act Rule 13d-3 [17 C.F.R. Sec. 240.13d-3].

                         "Certificateholder": a holder of Voting Trust Certificates.

                         "Compliance Hearing":  as defined  in paragraph  8
                         hereof.

                         "Consent": as defined in paragraph 5 hereof.

                         "Control": as defined in Exchange Act Rule 12b-2 [17 C.F.R. Sec. 240.12b-2].

                         "Court": the United States District Court for the Southern District of New York.

                         "Custodian":   the   custodian   for   the   Trust
                         Securities designated by the Trustee.

                         "Custody Agreement":  as defined  in paragraph  11
                         hereof.

                         "Declaration": the declaration of voting trust order by the Trust Order.

                         "Default Notice": as defined in paragraph 8(b) hereof.

                         "Disgorgement Fund":  as defined  in paragraph  10
                         hereof.

                         "Economic   Interest":  any   interest  in   Trust
                         Securities  other  than the  right  to  vote Trust
                         Securities and the shared power to dispose of Trust Securities granted to the Trustee hereunder.

                         "Exchange Act": The Securities Exchange Act of 1934, as amended.

                         "Final Judgment": The final judgment as to defendants Victor Posner and Steven Posner entered by the Court on December 29, 1993 in Securities
                                                                 ----------
                         Exchange  Commission  v.  Drexel  Burnham  Lambert
                         --------------------------------------------------
                         Inc., et al., 88 Civ. 6209 (MP).
                         ------------

                         "Fund Administrator": as defined in paragraph XIII(F) of the Final Judgment.

                         "Notice Period": as defined in paragraph 8 hereof.

                         "Reporting Company": a company with a class of securities registered pursuant to Section 12(g) of the Exchange Act [15 U.S.C. Sec. 781] or that is required to file reports pursuant to Section 15(d) of the Exchange Act [15 U.S.C. Sec. 780(d)].

                         "Securities": voting securities of a Reporting Company to be deposited in the Trust pursuant to the Trust Order.

                         "Securities Act": The Securities Act of 1933, as amended.

                         "SEC": The Securities and Exchange Commission.

                         "Trust": the trust created by this Declaration.

                         "Trustee": the trustee under this Declaration.

                         "Trust Order": The order of the Court ordering this Declaration.

                         "Trust  Securities":  as  defined  in paragraph  3
                         hereof.

                         "Voting   Trust   Certificate":  as   defined   in
                         paragraph 4 hereof.

                    2.   Designation of  Trustee.   George H.  Heyman, Jr.,
                         -----------------------

has been appointed  Trustee under the Final  Judgment and has  accepted the appointment and agreed  to act  as the  Trustee under  this Declaration  as provided herein.

          3.   Commencement of  Trust.  This  Declaration of Trust  and the
               ----------------------

Trust shall become effective immediately upon the entry of the Trust Order.

At  such  time,  Victor  Posner and  Steven  Posner  shall  deliver to  the

Custodian  designated by  the Trustee  pursuant to  paragraph 7  hereof the

certificates  representing  any   of  the  Securities,  duly   endorsed  or

accompanied by proper instruments duly executed for transfer thereof to the

nominee  of  the Custodian.    All such  Securities when  so  delivered and

received shall become subject to and be deemed deposited in the Trust.  All

Securities  at any  time deposited  in Trust  hereunder shall  hereafter be

called  "Trust Securities".   Upon  a class  of voting  securities becoming

subject to the Trust,  the Trustee shall give notice to  the issuer of such

Trust Securities  that such Trust Securities  are subject to the  Trust and provide such issuer with a copy of the Final Judgment, the Trust Order  and this Declaration.

          4.   Voting  Trust Certificates.  Upon deposit of Securities with
               --------------------------

the Custodian pursuant to paragraph 3 hereof, or the deposit  of Securities issued as dividends on Trust Securities pursuant to paragraph 6 hereof, the

Custodian  shall issue  to each  person depositing  securities or  on whose

behalf   securities  are   deposited  a   certificate   (a  "Voting   Trust

Certificate")  to  evidence the  deposit  of Securities  hereunder  by such

Certificateholder.   Each Voting Trust  Certificate shall be  registered on

the books  of  the Custodian  or such  other person  as  the Trustee  shall designate, which may be the Trustee, to be kept by it or its agent, in the name of the Certificateholder to whom it is issued, and shall be in substantially the form attached hereto as  Exhibit A.  Upon presentation by a Certificateholder of  evidence satisfactory to the Trustee  that a Voting

Trust Certificate to  held by such Certificateholder has  been lost, stolen or  mutilated,  including  the  mutilated  Voting  Trust  Certificate,  the

Custodian  shall  issue  replacement  Voting  Trust  Certificates  to  such

Certificateholder and reflect or cause to be reflected cancellation of such lost, stolen or  mutilated Voting Trust  Certificates on  the books of  the

Custodian or other person designated by the Trustee to maintain such records.

          5.   Trustee's  Exercise of Voting Rights.  Except as hereinafter
               ------------------------------------

provided, in respect of any  proposal other than the election of  directors submitted  by a Reporting Company whose Securities are subject to the Trust to the holders of such Securities  or submitted by a third party for  their vote,  written consent in lieu of  a meeting of shareholders ("Consent") or authorization, the Trustee  shall instruct the Custodian to  vote the Trust

Securities or give  or withhold Consents or authorization  in proportion to the  votes,  Consents  or  authorizations  of the  other  holders  of  such

Securities who cast votes  for or against the proposal or  give or withhold

Consents or  authorizations for such proposal.  For  example, if 51% of the votes cast by the other holders of the  Securities are for the proposal and

49% are against, the Custodian shall be instructed to vote 51% of the Trust

Securities for  the proposal and  49% of the  Trust Securities against  the

proposal.    Provided that,  the  Trustee,  in  his sole  discretion,  upon
             --------

consideration  of the purposes for the  Final Judgment, as reflected in the

Opinion and  Findings (in part) in  88 Civ. 6209  (MP) , dated  December 1,

1993, and the  Supplemental Findings of Fact and Conclusions of Law in that case, of the  same date, and  the Trust Order,  on 10 days advance  written

notice   to  the  Court,   the  Securities  Exchange   Commission  and  the

Certificateholders, and unless otherwise ordered  by the Court, may, but is in no manner obligated to,  depart from the proportionate voting provisions of this  paragraph 5 in any manner he deems  necessary to act in accordance with those purposes.

Election of directors.   Subject to the foregoing Proviso,  in the election
- ---------------------                             -------

of directors where cumulative voting is not provided for, the Trustee shall instruct the  Custodian to vote  or furnish Consents  with respect  to, the

Trust  Securities in  the same  proportion for  each  nominee as  the other holders of the Securities present in person  or by proxy at the meeting and entitled to vote on the election of directors vote or give Consents for the

election  of directors.   Cumulative  voting.   Where cumulative  voting is
                          ------------------

permitted in the  election of the  directors, the  Trustee, subject to  the foregoing Proviso,  shall instruct  the Custodian,  to the  greatest extent
          -------

possible, to vote the Trust Securities or provide Consents in proportion to the votes  cast or Consents provided for those  nominees equal in number to the number of vacancies on the
board of directors to be filled by the election who would have been elected had the Custodian not voted the  Trust Securities.  The provisions of  this paragraph  5 shall  apply regardless  of  whether any  matter submitted  to holders of Trust Securities is  contested and, subject to further  order of the Court, regardless of whether persons other than  Certificateholders are identified to the  Trustee as purportedly  sharing Beneficial ownership  or

having  an Economic  Interest in  any Trust  Securities.   Trust Securities

shall be voted by the Custodian  in a manner that assures Trust  Securities are  present at  the meeting  for  quorum purposes  and that  proportionate voting  of such  Trust  Securities  is effective  and  the Custodian  shall

provide  any  Consents  or  authorizations   with  respect  to  such  Trust

securities  in a manner and  form that assures  the proportionality of such

Consent or authorization in accordance with the provision of this paragraph

5.

     Subject to  the foregoing, the Trustee  or the Custodian,  as the case

may  be,  may  vote  Trust   Securities  or  execute  written  Consents  or

authorizations  with   respect  to  such  Trust  Securities  by  any  means

authorized by applicable  law or the governing instruments of the issuer of the Trust Securities, including voting in person by its designated agent or by proxy to any other  person or persons or to  his or their substitute  or substitutes, provided that no such person or substitute may be an Affiliate
             --------

or Associate of a Certificateholder, the issuer of  the Trust Securities or any  person submitting a proposal for the vote, consent or authorization of the
holders of such Securities,  and provided further that any  such person may
                                 ----------------

only vote or provide a Consent or authorization in accordance with specific instructions given by Trustee.

          6.   Treatment  of Dividends  and  Stock Splits.    Prior to  the
               ------------------------------------------

termination of the  Trust as hereinafter provided, the  Custodian shall, as soon  as practicable  following the  receipt of  each cash  dividend, other monetary distribution or distribution in kind (other than voting securities of  a Reporting  Company  controlled  by a  Certificateholder),  as may  be declared  and paid  on the  Trust Securities,  pay the same  over to  or as directed by the person holding Voting Trust Certificates in respect of such

Trust Securities  as then  shown on  the books  of the  Custodian or  other person designated by the Trustee to maintain such records.  It shall be the responsibility of  the Certificateholder to  provide such direction  to the

Custodian.   The Custodian may  rely absolutely on  any such  direction and shall not  be liable in any manner in so doing.  Absent such direction, the

Custodian shall distribute  any money or property so received  by the Trust to the Certificateholder  at the address of the  Certificateholder shown on the books of  the Custodian or  other person designated  by the Trustee  to maintain such books.  Any such money or property returned to  the Custodian as undeliverable  shall be  held by the  Custodian, subject  to instruction from the Certificateholder or, in the absence thereof, further order of the

Court, without  investing  the same  and  no interest  shall accrue  or  be payable thereon.  The Custodian shall
receive and hold dividends in the form of voting securities of  a Reporting

Company  controlled by  a Certificateholder,  as  identified to  it by  the

Trustee,  or voting  securities  issued as  the  result  of a  stock  split affected by  such a  Company with  respect to Trust  Securities, and  issue

Voting  Trust Certificates  in respect  thereof,  upon the  same terms  and

conditions as  with respect  to other Trust  Securities.   Certificates for

Trust Securities affected  by a reverse stock  split may be  surrendered by the Custodian to the issuer or its transfer agent for cancellation, if such surrender  is  a condition  imposed  by the  issuer  to the  delivery  of a certificate representing a lesser number of Securities as the result of the reverse stock split.

          7.   Transfer  of   Voting  Trust   Certificates.  Voting   Trust
               -------------------------------------------

certificates shall  bear the  legends required by  paragraph 10  hereof and shall not  be  transferred  without  compliance with  the  registration  or qualifications  provisions  of  any applicable  state  securities  laws and registration under the Securities Act or pursuant to an available exemption

from such registrations.   A person  requesting transfer of a  Voting Trust

Certificate  shall  present the  Voting  Trust Certificate  to  the Trustee endorsed for transfer and provide the Trustee with evidence satisfactory to the  Trustee  with  respect  to  such compliance  or  registration  or  the availability of an exemption from such registration, which shall include an opinion  of counsel satisfactory  to the Trustee as  to the availability of any such exemption so claimed and an original executed copy of the transferee's agreement to be bound by the terms of this Declaration in the form of Exhibit  B hereto.  As soon as  practicable after  receipt of such evidence, the  Trustee shall direct the Custodian to transfer  the Voting  Trust Certificate  and issue  any replacement  Voting

Trust Certificate  bearing the  legends required by  paragraph 9  hereof in accordance with  the instruction of  the Certificateholder.  The  Trust and the Custodian shall  be entitled to rely  absolutely on the  instruction of the  Certificateholder in transferring Voting Trust Certificates subject to such instructions and shall incur no liability in doing so.  Subject to the foregoing,  Voting Trust Certificates  may be transferred  for any purpose.

Transfer of Trust Securities shall be governed by paragraph 8 hereof.

          8.   Disposition  of Trust Securities.  Subject to the provisions
               --------------------------------

of  paragraph 6 hereof  and this paragraph  8, neither the  Trustee nor the

Custodian shall dispose of or in any manner encumber  the Trust Securities.

Trust Securities  may be  sold, transferred or  pledged only  in accordance with the Final  Judgment, this paragraph 8,  and paragraph 6 hereof,  as it applies to  certificates for Trust  Securities affected by a  reverse stock split.

(a)  Sales.   Upon receipt  of a written  request from  a Certificateholder
     -----

     with  respect  to   Trust  Securities  represented  by   Voting  Trust

     Certificates held by the Certificateholder, accompanied by such Voting

     Trust Certificates endorsed in
     blank and a copy of any agreement of sale, and evidence of delivery of a written notice to the SEC in the form of a copy of such request, the

     Trustee shall, upon confirmation of receipt of such notice  by the SEC and the expiration of  10 calendar days from the receipt by it of such

     request   (the  "Notice  Period"),  direct  the  Custodian  to  submit certificates) representing  Trust Securities in the  amount designated by or on behalf of the Certificateholder for transfer into the name(s)

     of the  person(s) designated by  the Certificateholder in  the written request for purpose of the sale of  such amount of Trust Securities to such  person(s)  and requesting  the  transfer  agent  for such  Trust

     Securities  to notify  the Custodian  of  the transfer  of such  Trust

     Securities  to such  person(s)  and  shall  cancel such  Voting  Trust

     Certificates and reflect  or cause to. be  reflected such cancellation on the records maintained by  the Custodian or other person designated by  the Trustee,  provided  that:  The  SEC  has  not,  prior  to  the
                       --------

     expiration of the Notice Period,  notified the Trustee in writing that it intends  to request a Court hearing  to determine whether such sale would be in compliance with the Final Judgment, the Trust Order or any other applicable order of the Court (a "Compliance Hearing"); (ii) the

     Certificateholder represents in the request that the Certificateholder has the sole Economic  Interest in the Trust Securities to  be sold or that Economic Interest in Trust
     securities   is  shared  with  other  persons  and,  if  so,  evidence

     satisfactory  to   the  Trustee  of   the  consent  to,   approval  or

     authorization  of  the  proposed  sale  by  such  person(s),  that the person(s)  to whom  the Trust  Securities  are to  be sold  is  not an

     "Associate" or "Affiliate"  of such Certificateholder and  that, other than the agreement for sale and purchase  of the shares, if any, there

     is   no   agreement,   arrangement   or    understanding   among   the

     Certificateholder   or   any   Affiliates   or   Associates   of   the

     Certificateholder and such person  or any of such  person's Affiliates or  Associates with respect to acquiring, holding, voting or disposing of  the  Trust  Securities  to  be  sold  to  such  person;  (iii) the

     Certificateholder submits  with the  request evidence  satisfactory to the Trustee  that the  Trust Securities are  being sold  in compliance with  the registration or  qualification provisions of  any applicable state securities laws  and have been  registered under the  Securities

     Act of 1933 for purposes of such sale, or an opinion of counsel to the effect that an exemption from  such registration is available for such sale  and whether the certificate(s) representing the Trust Securities to be sold to such person(s) are required to bear the  legend required by  paragraph 9(b)  hereof,  which opinion  shall  be satisfactory  to counsel  to  the  Trustee; (iv) the  Certificateholder  agrees  in the request to  pay  or arrange  for  payment  by the  purchasers  of  any transfer or other
     tax applicable to the requested  transfer of the Trust Securities; and

     (v) the   Certificateholder  represents  that  the  sale  will  be  in compliance with the provisions of  the Final Judgment, the Trust Order and  any other  applicable order  of  the Court  and this  Declaration

     Trust.  The Trustee shall direct the Custodian to request the transfer agent  for the,  Trust Securities  to  issue any  certificates to  the purchasers with the  legend required by paragraph 9(b)  hereof, if the

     Trustee's  counsel so  advises,  and,  if  the  Trustee's  Counsel  so advises,  to issue any  replacement certificates for  Trust Securities that  are not to  be sold in  the name of  the Custodian's nominee, to place the legends required by  paragraph 9 hereof on such certificates and to deliver  such replacement certificates to the  Custodian.  Upon receipt  of such replacement  certificates, the Custodian  shall issue replacement Voting Trust Certificates in respect thereof in accordance

     with paragraph 7 hereof.   Should the SEC, as provided  herein, notify

     the  Trustee that it  intends to apply  to the Court  for a Compliance

     Hearing,  the Trustee  thereafter shall  act upon  the request  of the

     Certificateholder only if  so ordered by the  Court or upon  notice by

     the  SEC that  it no longer  objects to  such action.   If the Trustee

     directs  the Custodian  to submit  Trust Securities  for transfer  for purposes  of sale  as  provided  herein, he  will  have satisfied  his obligations as to such Trust Securities under this Declaration of

     Trust  and he shall have no further responsibility to cause the issuer of the Trust  Securities or its transfer agent to  transfer such Trust

     Securities or determine  the legality of such transfer  or, except for certificates  for  Trust  Securities redeposited  with  the Custodian,

     determining  whether the certificates issued to  the purchasers of the

     Trust Securities bear appropriate legends.

(b)  Pledges.  Upon  receipt of a  written request from or  on behalf of  a
     -------

     Certificateholder, if  accompanied by evidence of the authority of the person  acting on  his behalf  satisfactory  to the  Trustee, and  the

     Voting  Trust  Certificate  representing the  Trust  Securities  to be pledged is endorsed in blank and  a copy of the pledge agreement  with

     respect  to  Trust   Securities  represented  by  such   Voting  Trust

     Certificates  and  evidencing delivery  of  a  written notice  to  the

     Securities  and Exchange  Commission  in the  form of  a copy  of such request, the Trustee shall, upon confirmation of receipt of the notice by the Securities and Exchange Commission and expiration of the Notice

     Period, direct the Custodian to submit certificate(s) representing the

     Trust Securities identified in the  request for transfer into the name of  the  pledgee  or  its  nominee identified  in  such  request  with directions that the certificates for Trust Securities to be subject to the  pledge bear  the legends  required by  paragraph 9  hereof  and a legend stating that such securities are subject to the agreement between the pledgor and the pledgee and to notify the Custodian upon the transfer of such Trust Securities and shall instruct the Custodian to cause  the Voting Trust Securities representing  such pledged Trust

     Securities to  be cancelled  and to reflect  such cancellation  on the books of  the Custodian  or other  person designated  by the  Trust to maintain such  records; provided that:  (i) The SEC has not,  prior to
                             --------

     the  expiration of  the Notice  Period, notified  the Trustee  that it intends  to request a  Compliance Hearing;  (ii) the Certificateholder represents  in  the request  that the  Certificateholder has  the sole

     Economic Interest in the  Trust Securities to be  pledged or that  the

     Economic  Interest  in such  Trust  Securities  is shared  with  other person(s)  and, if  so, evidence  satisfactory to  the Trustee  of the consent to, approval  or authorization of the proposed  pledge by such person(s), that the  pledge is a bona fide pledge, that the pledgee is not an Associate or Affiliate of the Certificateholder and that, other than the  pledge  agreement, there  is  no agreement,  arrangement  or

     understanding    among   the   Certificateholder   or   any   of   the

     Certificateholder's Associates or Affiliates and the pledgee or any of its  Affiliates  or  Associates with  respect  to  acquiring, holding,

     voting  or disposing  of the  Trust  Securities to  be subject  to the pledge, and that the pledge is not in violation of the Final Judgment,

     the Trust Order  or any other applicable  order of the Court  and this

     Declaration of

     Trust.; (iii) the pledge  agreement provides that for so  long as this

     Declaration  is in  effect: (A) the  Trust Securities  subject to  the pledge and registered in the name of the pledgee or its nominee remain subject  to  this  Declaration; (B) the  certificates  for  such Trust

     Securities registered in  the name of the pledgee or  its nominee will bear the legends required by paragraph 9 hereof; (C) upon release from the pledge of  any Trust Securities in accordance  with the provisions of the pledge  agreement upon satisfaction of  the Certificateholder's

     obligations  under  that   agreement,  the  pledgee  will   cause  the

     certificates for such  Trust Securities registered in the  name of the pledgee or its  nominee to be submitted to the transfer agent for such

     Trust Securities  with instructions that they be  transferred into the name of  the nominee for the  Custodian, that the legends  required by paragraph 9 hereof be placed on the certificates issued in the name of the nominee for the Custodian  and that such certificates be delivered to the Custodian and upon  receipt of such certificates, the Custodian

     shall  issue  Voting   Trust  Certificates  representing   such  Trust

     Securities to the  Certificateholder on whose  behalf the transfer  to

     the   pledgee   was  requested;   and   (D)   upon   default  by   the

     Certificateholder  under the pledge  agreement, the pledgee  will give written notice (a "Default Notice") to the Trustee and the SEC that it is exercising its rights under the pledge agreement with respect to the Trust Securities identified in the Default Notice. If,

     upon the expiration  of a period of 10 calendar days after the receipt by the  Trustee of  a Default  Notice, the  SEC has  not notified  the

     Trustee that  it intends  to request a  Compliance Hearing,  the Trust

     Securities identified in the Default  Notice will be released from the

     Trust  and such  release  shall  be  reflected on  the  books  of  the

     Custodian or other  person designated by the Trustee  to maintain such books and the Trustee will have no  duties, obligations or rights with respect to their further disposition.  If the SEC notifies the Trustee prior to the expiration of the foregoing 10 day period that it intends to  request  a  Compliance  Hearing, the  Trust  Securities  that  are identified  in the  Default Notice  will remain  subject to  the Trust until further  order of  the Court  or notice  by the SEC  that it  no longer objects to such release.  The Trustee shall  have no obligation to advise the pledgee of any action or inaction of the SEC.

(c)  Other Transfers by Certificateholders.   Upon the written request of a
     -------------------------------------

     Certificateholder,   or   a    person   acting   on   behalf    of   a

     Certificateholder,  if   accompanied  by  evidence  of  such  person's

     authority satisfactory to the Trustee and evidencing written notice to the Securities and Exchange Commission in  the form of a copy of  such request,  and  the  Voting Trust  Certificate  representing  the Trust

     Securities to  be transferred, endorsed  in blank, the  Trustee shall,

     upon
     confirmation  of receipt of such  notice by the  SEC and expiration of the Notice  Period, instruct the  Custodian to submit to  the transfer agent for such  Trust Securities certificates representing  the amount of Trust  Securities identified in  the request for transfer  into the names of  the person(s) identified  in the  request for purposes  of a donation to  a charitable  organization or other  person and  that the certificates  representing the Trust  Securities to be  transferred to the transferee bear  the legend required by paragraph  9(b) hereof but not the legends required  by paragraph 9(a)  hereof and to notify  the

     Custodian upon the  transfer of such Trust Securities;  provided that:
                                                             -------------

     (i) The  SEC  shall  not  have  notified the  Trustee,  prior  to  the expiration  of  the  Notice  Period,  that it  intends  to  request  a compliance Hearing;  and (ii) the Certificateholder represents  in the request  that the Certificateholder has the  sole Economic Interest in the Trust Securities  to be transferred or that  the Economic Interest in such  Trust Securities is shared  with other person(s) and,  if so,

     evidence satisfactory  to the Trustee  of the consent to,  approval or authorization  of  the proposed  transfer  by such  persons,  that the transferees is not an Affiliate or Associate of the Certificateholder,

     that there  is no  agreement, arrangement  or understanding  among the

     Certificateholder   and   any   Affiliates   or  Associates   of   the

     Certificateholder and the transferees and any of the transferee's Affiliates or Associates with respect to acquiring,

     holding, voting  or disposing of  such Trust Securities, and  that the transfer otherwise is in compliance with the Final Judgment, the Trust

     Order  and  any   other  applicable  order  of  the   Court  and  this

     Declaration.   Upon receipt by  the Custodian  of the notice  from the

     transfer agent that  the Trust Securities to be  transferred have been transferred in accordance with the instructions of the Custodian, such

     Trust  Securities  shall cease  to  be subject  to the  Trust  and the

     Trustee  shall  have no  further  duties, rights  or  obligations with respect  to such Trust Securities.  The  Trustee also shall direct the

     Custodian   to  instruct  the  transfer  agent  that  any  replacement certificates  for Trust Securities  not being transferred  should bear the  legends required  by  paragraph 9,  hereof  and that  replacement

     Voting Trust  Certificates  in  respect  thereof shall  be  issued  in accordance with  the provisions of paragraph 7 hereof.  Should the SEC prior to  expiration of the Notice  period notify the Trustee  that it intends to request a Compliance Hearing, the Trust Securities that are subject to  the request shall  not be transferred except  upon further order of the Court  or notice by the SEC that it  no longer objects to the transfer.

(d)  Transfers for  Administrative Purposes.  The Trustee  or any successor
     --------------------------------------

     trustee may cause Trust Securities to be transferred  into the name of the nominee of any successor Custodian or the

     Trustee  or successor  trustee or  any nominee of  the Trustee  or any successor trustee for purposes of the administration of the Trust.

(e)  Transfers  upon Termination  of  an  Issuer's  Status as  a  Reporting
     ----------------------------------------------------------------------

     Company.   Upon the Trustee being notified in  writing by the SEC that
     -------

     an issuer  of Trust Securities has  ceased to be a  Reporting Company,

     the Trustee shall so notify the holder of Voting Trust Certificates in respect of  such Trust Securities  and, upon surrender of  such Voting

     Trust Certificates,  shall cause the  Custodian to cancel  such Voting

     Trust Certificate and deliver the Trust Securities in respect of which such Voting Trust Certificates were  issued to the transfer agent with instruction for their transfer to  the holder of the Trust Certificate issued in respect of such Trust Securities as the holder's names shall appear on the books of the Custodian or other person designated by the

     Trustee to maintain  such books.  Upon such  delivery, such Securities shall no longer  be subject to the  Trust and neither the  Trustee nor the Custodian shall have any further responsibilities  with respect to such Securities, including the effecting of their transfer.

(f)  Termination of  Trust.   Upon termination of  the Trust  in accordance
     ---------------------

     with  paragraph 11  hereof,  the  Trustee shall  give  notice of  such termination  to each Certificateholder and instruct the Custodian upon

     surrender  of  a  Voting  Trust  Certificate  to  present  the   Trust

     Securities represented by
     such  Certificate to the transfer  agent for the  issuer of such Trust

     Securities in accordance with the instruction of the Certificateholder

     and to  cancel the Voting  Trust Certificate so surrendered.   Upon so

     doing, neither  the Trustee nor  the Custodian shall have  any further responsibilities with respect to surrendered Securities.

          The Trustee  and the Custodian shall be  entitled to rely in good faith, without investigation, on the  information in any request  submitted pursuant to this paragraph 8 and  shall not be liable in any manner  for so relying  or for  any  action  taken by  them  or  any  failure to  act,  in

accordance with this Declaration, in response to such a request.   It shall

be the responsibility of the  Certificateholder submitting the request, and not the Trustee, to identify to the  Trustee any other persons who may have an  Economic Interest  in  the  Trust Securities,  to  obtain any  required consents, authorization or approvals for any requested disposition  of such

Trust securities in a form satisfactory to  the Trustee.  The Trustee shall have no responsibility  to determine how the interests of  such persons are to be recognized in connection with any such disposition.

          9.   Legends on Trust Securities and Voting Trust Certificates.
               ---------------------------------------------------------

(a)  The  certificates for Trust  Securities and Voting  Trust Certificates

     shall bear the  following legend: "The Securities  represented by this certificate are held in trust under and
     subject to  the provisions of,  a Declaration of  Trust pursuant to  a

     Trust  Order entered  by  the  United States  District  Court for  the

     Southern District of New York in Securities and Exchange Commission v.
                                      -------------------------------------

     Drexel Burnham Lambert Inc., et al., 88 Civil 6209 (MP) and may not be
     -----------------------------------

     transferred or otherwise disposed of except in compliance therewith.";

(b)  Where applicable, the Trust certificates also shall bear the following legend: "The securities represented by this certificate  have not been registered under  the Securities Act  of 1933 or any  applicable state securities law  and may  not be transferred  or otherwise  disposed of unless  and until  so registered  or  the transfer  or disposition  is effected  pursuant to an  applicable exemption from  such registration and evidence may be required  satisfactory to the person effecting any such transfer, including an opinion of counsel, as to the availability of any such exemption from registration."

                                  x  x  x

          The provisions of this paragraph  9 shall not preclude the issuer of any Trust  Securities or any third party from causing the transfer agent for such Trust  Securities to place additional appropriate  legends on such certificates.

          10.  The  Custodian.   The  Trustee is  authorized  to appoint  a
               --------------

Custodian that  is a Bank which has its  principal office in the Borough of

Manhattan.  The Custodian shall  be engaged under an agreement between  the

Trustee and the Custodian (the "Custody

Agreement") under which the Custodian will receive, hold, vote, present for transfer, receive  and disburse dividends  upon and otherwise  handle Trust

Securities  in accordance  with the  instructions  of the  Trustee and  the provisions of  this Declaration, which  shall provide for  reimbursement of the fees and expenses of the Custodian and contain customary provisions for exculpation  and  indemnification  of the  Custodian  and  other provisions customary in such agreements.  The fees, expenses of the custodian  and any indemnification payable  to the Custodian under the Custody Agreement shall be  payable,  subject  to approval  of  the Court  and  in  accordance with procedures  established  by the  Court,  solely  out  of the  fund  created pursuant to  paragraph XI of  the Final Judgment (the  "Disgorgement Fund")

and shall  not be  the responsibility  of the  Trustee or  the Trust.   The

Custody Agreement, to the extent not inconsistent with any applicable order of the Court, shall be governed by the law of the state of New York and the

Custody Agreement shall provide that any civil action or suits at law or in equity arising under the Custody Agreement  shall be submitted to the Court for adjudication.

          11.  Termination  of the  Trust.   Unless  sooner. terminated  by
               --------------------------

agreement  of Victor Posner, Steven Posner and the  SEC and an order of the

Court, the Trust  shall terminate upon the deaths of both Victor Posner and

Steven Posner.  The termination of the Trust shall not affect the rights of the Trustee for reimbursement of his fees and  expenses, including fees and expenses of his agents,
attorneys  and  advisers,  and  indemnification  payments  (or  payment  of premiums for appropriate  insurance in lieu thereof)  from the Disgorgement

Fund.  Upon termination of the Trust, unless otherwise provided by order of the Court, all Trust Securities and any dividends paid thereon and not then distributed, upon instruction  by the Trustee, shall be  distributed by the

Custodian  as directed  by the  Certificateholders as  to  Trust Securities

represented by Voting  Trust Certificates held by  such Certificateholders,

or their legal representatives, as the case may be.  The Trustee shall give notice of the termination  of the Trust to each issuer  of Trust Securities that securities of such issuer are no longer subject to the Trust.

          12.  Trustee  to Maintain  Independence.    Except  as  otherwise
               ----------------------------------

provided  herein, in  the Final  Judgment or the  Trust Order,  neither the

Trustee  nor any  Affiliate  or  Associate of  the  Trustee shall  exercise

control  over  the  voting  securities  of  any  Reporting   Company  whose

securities are  subject to  the Trust,  or have any  representative on  the board of  directors of  any Reporting Company  whose voting  securities are subject  to the  Trust or knowingly  have any  direct or  indirect business arrangements  or  dealings, financial  or otherwise,  with any  such Public

Company  or  any Certificateholder  or  any  Affiliate  or Associate  of  a

Certificateholder known to  the Trustee, other than  dealings pertaining to the establishment of the Trust and carrying out this Declaration, the Trust

Order or the Final Judgment.  Neither the

Trustee  nor any Affiliate or Associate of the Trustee shall participate in the administration of the Disgorgement Fund.

          13.  Compensation of  Trustee.  The Trustee shall  be entitled to
               ------------------------

receive reasonable  and customary  compensation for  all services  rendered hereunder as Trustee, including all reasonable fees and expenses of counsel and the Custodian and any other agent or adviser to the  Trustee, taxes (if not payable  out  of any  property  of the  Trust),  filing fees  or  other expenses reasonably incurred  hereunder by the Trustee or  the Trust, which compensation  and expenses  shall  be  paid out  of  the Disgorgement  Fund pursuant to procedures established by the Court.  "Reasonable and customary compensation" shall mean, as to the Trustee, a fee at the rate  of $350 per hour;  provided that,  (i) as soon  as practicable after  the entry  of the
       --------

Trust Order, and upon application of the Trustee, the Trustee shall receive from the Disgorgement Fund an advance  payment in the amount of $50,000  on account  of  such fees  and any  expenses  for which  the Trustee  shall be entitled to reimbursement, and (ii) so long as the Trust is in  effect, the

Trustee shall be entitled to, upon quarterly application to the  Court, his reasonable  and  customary compensation  for  the time  spent  and expenses

incurred by him in  performance of his duties hereunder.   If circumstances

warrant, the Trustee may at  any time apply to the Court  for an additional payment  on  account  or an  increase  in  the rate  and/or  manner  of his compensation.  The fees and expenses of any agent of the Trustee, including the Custodian, adviser or
counsel shall constitute permissible expenses of the Trustee payable out of the Disgorgement Fund  pursuant to procedures approved by the  Court.  Upon his replacement  as Trustee, or  termination of the Trust,  the Trustee, as soon as  practicable, shall return to  the Disgorgement Fund  any amount of any  payment on  account not  accounted for  in accordance  with procedures established by the Court.

          14.  Delegation of Trustee's Duties; Engagement of Advisers.  The
               ------------------------------------------------------

Trustee may at any time or from time to time appoint an agent or agents, in addition to the  Custodian, and may  delegate to such  agent or agents  the

performance  of any  administrative duty  of  the Trustee  hereunder.   The

Trustee  also may appoint  such attorneys  and other  advisers as  he deems necessary to assist in carrying out his duties under this Declaration.

     15.  Standard  of   Care  and   Indemnification.     The  duties   and
          ------------------------------------------

responsibilities of  the Trustee  shall be limited  to those  expressly set forth in this Declaration.  He shall  have no duties or responsibilities to the  Certificateholders other  than as  set forth  herein, and  the Trustee shall have no  responsibilities or duties with respect  to the Disgorgement

Fund.  The Trustee shall incur no liability as a controlling shareholder of any Reporting Company and shall not be deemed to be a controlling person of any  Reporting Company for  purposes of Section  20(a) of the  Exchange Act

[15 U.S.C. Sec. 78(t)(a)]  or Section  15 of the Securities Act [15 U.S.C.  Sec.

77(a)] or any similar provision of law. The Trustee shall not be answerable for the default or misconduct of any agent,

attorney or other  adviser appointed by him in the pursuance hereof if such agent, attorney or  other adviser shall have been  selected with reasonable care.  The Trustee shall not be responsible for the sufficiency or accuracy of  the  form, execution,  validity  or  genuineness  of the  Voting  Trust

Certificates  or  the Trust  Securities,  or of  any  documents, or  of any endorsements thereon, or  for any lack of  endorsement thereon, or  for any description therein, nor shall the Trustee be  responsible or liable in any respect on  account of  the identity, authority  or rights  of the  persons executing  or delivering  or purporting  to  execute or  deliver, any  such

Voting Trust Certificates, Trust Securities or documents submitted pursuant to this  Declaration.  As  to matters of law,  the Trustee and  his agents,

attorneys and advisers shall be fully protected from any personal liability for acts  or failure  to act  hereunder,  to the  extent that  such act  or failure  to act is in reliance,  in good faith, upon  an opinion of counsel addressed to the Trustee or the agent, or  adviser as the case may be.  The

Trustee and his agents, attorneys and  advisers shall at all times, to  the fullest  extent  permitted  by law,  be  protected,  indemnified and  saved harmless  by the Disgorgement Fund f rom any  loss, cost, or expense of any kind or character whatsoever incurred by them in connection with this Trust except those, if  any, arising  out of or  resulting from their  respective gross negligence or  willful misconduct, and the Disgorgement  Fund will at all times assume full
responsibility for,  and  pay  all  costs  and  expenses  of  any  suit  or litigation  of any  character with  respect to  Voting Trust  Certificates,

Trust Securities  or this Declaration  and, if the  Trustee or  his agents,

attorneys or  advisers shall be made a party thereto, the Disgorgement Fund shall pay  all costs  and expenses, including  reasonable counsel  fees, to which they may be subject by reason thereof.  Upon receipt of notice by the

Trustee of any plan to terminate the Disgorgement Fund or to make any final distribution of the property held by the Disgorgement Fund, the Trustee may apply to the Court for an order directing the Fund Administrator to pay out of the  Disgorgement Fund the premium on a policy  of insurance in favor of the  Trustee, his agents,  attorneys and advisers in  lieu of the foregoing indemnification, the  coverage of which  policy of insurance shall,  to the fullest extent  feasible, be  equivalent to the  coverage of  the foregoing indemnification provision.

          16.  Filing  of Reports  and  Disclosure  of  Information.    The
               ----------------------------------------------------

Trustee shall file or cause to be filed with the SEC, any Reporting Company whose  Securities are  subject to  the  Trust and  any national  securities exchange on which Securities subject to the Trust are registered and listed for trading, within  10 calendar days of  the commencement of the  Trust in accordance  with  paragraph  3 hereof,  appropriate  reports  of beneficial ownership on Exchange Act  Schedule 13D [17 C.F.R. Sec. 240.13d-101) to report his power to vote such Securities and his shared power to dispose of such

Securities and  reports on Exchange  Act Form 3  (17 C.F.R. Sec. 249.103],  on

which he shall  report no pecuniary interest in such  Securities, and shall file or cause to be filed promptly appropriate amendments to such Schedules

13D, when and as  required by Exchange Act Rule 13d-2 [17 C.F.R. Sec. 240.13d-

2], and reports on  Form 4 [17 C.F.R.  Sec. 249.104] and Form 5 [17 C.F.R.  Sec.

249.105], when and  as required  by Exchange  Act Rule 16a-3  [17 C.F.R.  Sec.

240.16a-3]. The  Trustee also shall provide or cause  to be provided a copy of this  Declaration of  Trust to each  Reporting Company  whose securities become subject  to the  Trust within 10  calendar days  of such  securities becoming  so subject and shall provide or  cause to be provided information concerning Trust Securities to the  Reporting Company issuers of such Trust

Securities as reasonably requested in connection with their preparation  of registration statements to  be filed under the Securities  Act and reports,

proxy statements and other filings to be filed under the Exchange Act.

          To the extent requested to do so by the Court, the Securities and

Exchange  Commission  or  a Certificateholder  the  Trustee  shall promptly furnish  or  cause  to  be  furnished  to  the  party  making such  request information with respect to  (a) all Trust Securities and  related property theretofore delivered to him as Trustee hereunder, (b) all Trust Securities and  related property then  held by him  as Trustee hereunder,  and (c) all actions theretofore taken by him as Trustee hereunder.

          The Trustee shall maintain a copy of this Declaration of

Trust at the  office of  the Trustee or  the Custodian  at the address  for notices set forth in paragraph 20 hereof.

          17.  Resignation and  Replacement of  Trustee.   The Trustee  may
               ----------------------------------------

only be  removed  by Order  of  the Court.   The  Trustee,  or any  trustee

hereafter appointed, may at any time  resign by giving thirty (30) calendar

days'  written notice  of resignation to  the Court.   Upon  receiving such

notice of resignation or upon being notified of the death or  incapacity of the Trustee, the  Court shall appoint  a successor  trustee.  Upon  written assumption  by the  successor trustee  of the  Trustee's powers  and duties hereunder, a copy  of the assumption shall  be delivered by the  Trustee to the Court,  the SEC  and to all  Certificateholders, whereupon  the Trustee

shall be  discharged of his  powers vested herewith.   In the event  of any

material  violation by  the Trustee  of the  terms and  conditions of  this

Declaration of Trust, the Trustee  shall become disqualified from acting as trustee hereunder  as soon as a successor trustee shall have been appointed in the manner provided by this paragraph 17.

          18.  Amendments.  This Declaration of Trust may from time to time
               ----------

be modified or amended by order of the Court.

          19.  Governing  Law.   To the  extent  not inconsistent  with the
               --------------

Trust Order or any other applicable  order of the Court, the provisions  of this Declaration of Trust and of the  rights and obligations of the Trustee shall be  governed by  and construed in  accordance with,  the laws  of the

State of New York.  All civil
actions or suits at law or equity regarding action or inaction taken by the

Trustee, the Custodian  or their attorneys, agents or  advisers pursuant to or under the provisions of this Declaration  of Trust shall be commenced in the United States District Court for the Southern District of New  York or,

in the event that Court lacks subject matter jurisdiction over the cause of action, in  a New York State  Court located in  the City and County  of New

York.  To  the extent any provision  hereof may be found  inconsistent with the Trust Order or any other applicable order of the Court, as the case may be, the Trust Order  or such other order shall control,  and such provision hereof shall  be given  effect only to  the extent  permitted by  the Trust

Order or such other order.   In the event that the Court shall  by order at

any time hereafter find that compliance with  the law requires any other or different action  by the Trustee than  is provided for herein,  the Trustee shall act in accordance with such  order instead of the provisions of  this

Declaration.  To the extent that any  provision of this Declaration is held to be invalid  or unenforceable in whole  or in part, neither  the validity nor enforceability of the remainder of this Declaration shall be in any way affected.

          20.  Notices.  All  notices, requests, claims, demands  and other
               -------

communications hereunder shall be  in writing and  shall be deemed to  have been  duly given when delivered in person,  or sent by facsimile, confirmed by first-class mail (postage prepaid),  or by class mail (postage prepaid),

or by overnight courier, as follows:

                    If to the Court:

                              Honorable Milton Pollack
                              Senior United States District Judge
                              United States District Court for the
                              Southern District of New York
                              United States Court House
                              Foley Square
                              New York, New York 10007



                    If to the SEC:

                              Securities and Exchange Commission
                              450 Fifth Street, N.W.
                              Mail Stop 4-1
                              Washington, D.C. 20549
                              Attn:     Barry R. Goldsmith
                                        Chief Litigation Counsel



                    With copies to:

                              Leo F. Orenstein, Esq.
                              Assistant Chief
                              Litigation Counsel
                              Securities and Exchange Commission
                              450 Fifth Street, N.W.
                              Mail Stop 4-2
                              Washington, D.C. 20549



                    If to Victor Posner:

                              c/o Dennis J. Block, Esq.
                              Weil, Gotshal & Manges
                              767 Fifth Avenue
                              New York, New York 10153



                    With copies to:

                              Martin Rosen, Esq.
                              Rosen & Reade
                              757 Third Avenue
                              New York, New York 10017

                              Stuart Gordon, Esq.
                              Metzger, Hollis, Gordon
                                & Mortimer
                              1275 K Street, N.W.
                              Washington, D.C. 20005



                    If to Steven Posner:

                              c/o Dennis J. Block, Esq.
                              Weil, Gotshal & Manges
                              767 Fifth Avenue
                              New York, New York 10153



                    With copies to:

                              Martin Rosen, Esq.
                              Rosen & Reade
                              757 Third Avenue
                              New York, New York 10017


                              Stuart Gordon, Esq.
                              Metzger, Hollis, Gordon
                                & Mortimer
                              1275 K Street, N.W.
                              Washington, D.C. 20005



                    If to the Trustee:

                              George H. Heyman, Jr.
                              625 Madison Avenue
                              New York, New York 10022



                    With copies to:

                              Richard H. Rowe, Esq.
                              Proskauer Rose Goetz & Mendelsohn
                              Suite 800
                              1233 Twentieth Street, N.W.
                              Washington, D.C. 20036

                              Jerold Zieselman, Esq.
                              Proskauer Rose Goetz & Mendelsohn
                              1585 Broadway
                              New York, New York 10036

          If to the Custodian:

          With copies to:

          If to the Issuer of Trust Securities:

                              The address set forth on the facing page of the issuer's latest Annual Report on Form l0-K filed with the Securities and Exchange Commission


          If to a Certificateholder:

                              To the address of such Certificateholder on the records maintained by or for the Trustee.


          21.  Headings.     Paragraph  headings   used   herein  are   for
               --------

convenience of  reference  only and  form no  part of  this Declaration  of

Trust.

                                 Exhibit A
                          to Declaration of Trust
                                  pursuant
                               to Trust Order
                           dated February _, 1994
                               entered by the
                        United States District Court
                       Southern District of New York
                                     in
                             88 C.V. 6209 (MP)

                      Form of Voting Trust Certificate

               [Name issuer and jurisdiction of organization)

     (A) THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD IN TRUST UNDER AND SUBJECT TO THE PROVISIONS OF, A DECLARATION OF TRUST PURSUANT TO A TRUST ORDER, DATED FEBRUARY _, 1994, ENTERED BY THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN SECURITIES AND EXCHANGE COMMISSION V. DREXEL BURNHAM
                   --------------------------------------------------------
          LAMBERT  INC.,  ET.AL.,  88  CIVIL  6205  (MP)  AND  MAY  NOT  BE
          ----------------------
          TRANSFERRED  OR  OTHERWISE  DISPOSED  OF  EXCEPT   IN  COMPLIANCE
          THEREWITH.

     [(B) THE  SECURITIES REPRESENTED  BY THIS  CERTIFICATE  HAVE NOT  BEEN
          REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL SO REGISTERED OR THE TRANSFER OR DISPOSITION IS EFFECTED PURSUANT TO AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION AND EVIDENCE MAY BE REQUIRED SATISFACTORY TO THE PERSON EFFECTING ANY SUCH TRANSFER, INCLUDING AN OPINION OF COUNSEL, AS TO THE AVAILABILITY OF ANY SUCH EXEMPTION FROM REGISTRATION.]

No.       VOTING TRUST CERTIFICATE (Common] [Other Voting Securities]
                                                            ________ Shares

THIS IS TO CERTIFY THAT:

     [Name  of Certificateholder] has  deposited or caused  to be deposited

________ [Common]  [Other Voting  Securities] Shares  [name  of issuer  and

state  of  incorporation]  with  the  Custodian   for  the  Voting  Trustee

hereinafter referred to, pursuant to the orders of the United States District Court for the Southern District of New York (the

"Court") in  88 Civ. 6209  (MP), dated December  29, 1993 and  February __,

1994 respectively (the latter order together with any amendments thereto or modifications  thereof to  date, the  "Trust Order")  appointing George  H.

Heyman, Jr. as trustee (the "Trustee") under the voting trust (the "Trust")

established  under  the  Declaration of  Voting  Trust  (the "Declaration")

ordered by the Trust Order.

          1.   This Voting Trust  Certificate has been issued  pursuant to,

and the rights of the holder hereof are subject to the terms and conditions of, the  Declaration, a copy of which may be  examined by the holder hereof at the  office of the  Trustee, _________, New  York, New York _____  or at

such other address as  the Trustee shall have furnished in.  writing to the

holder hereof.   The Trustee may exercise  rights and powers in  respect of shares  from time to time deposited  thereunder only in accordance with the

Declaration or further order of the Court.

          2.   As   provided  in   the   Declaration,  this   Voting  Trust

Certificate is transferable only  on the books of the Trustee to be kept by him or his  agent upon  the surrender  hereof by the  registered holder  in person  or by  its  attorney  or duly  authorized  representative and  upon certain other conditions,  all as provided in the  Declaration.  Unless and until this  Voting Trust Certificate has been  surrendered for registration of transfer in accordance with  the Declaration, the Trustee may treat  the registered holder
hereof as the absolute  owner hereof for all purposes  whatsoever and shall not be affected by any notice to the contrary.

          3.   The   holder  of  this  Voting  Trust  Certificate,  by  the

acceptance hereof,  agrees to  be bound  by the provisions  of this  Voting

Trust  Certificate and  the  Declaration,  the Trust  Order  and the  Final

Judgment  and,  if such  holder  is not  an  original  depositor under  the

Declaration, agrees to execute a  written instrument, in substantially  the form set forth as Exhibit B to the Declaration or in such other form as the

Trustee may request.

          4.   This  Voting Trust Certificate is not valid unless signed by the Trustee.

          IN  WITNESS  WHEREOF,  the undersigned  Trustee  has  caused this

Certificate to be signed this ____ day of _________, 199_.



                                        George H. Heyman, Jr.
                                        as Trustee


                                *    *    *

                             [Form of Transfer]

          FOR VALUE RECEIVED, [name of Certificateholder] hereby  transfers and assigns unto  (name of transferee] the within  Voting Trust Certificate and all rights and interests represented thereby.




                                 [Print Name]



 [If executed by other than
 a natural person]               [Print Name and Title]


 Dated:

                                                                  EXHIBIT B


                      (Form of Transferee's Agreement]

                      [Name and Address of Transferee)

                              _____________, 19__


George H. Heyman, Jr.
c/o (Custodian)
____________________

Attention: (Title]

Declaration  of  Voting  Trust,  Pursuant  to
Order of the United States District Court for
the  Southern  District  of New  York,  dated
February __, 1994,
88 Civ. 6209(MP)
- ------------------------------------------------

Dear Sirs:

          We refer to  the above captioned Declaration of  Voting Trust (as amended to date, the "Declaration").

          In  connection with  the  proposed  transfer to  us  by (name  of

Certificateholder) of Voting  Trust Certificates evidencing the  deposit of

(number of  shares) (Common] (other  voting securities) Shares of  [name of issuer and state of incorporation], we hereby:

               (a)  acknowledge  receipt   of  a  conformed   copy  of  the

          Declaration,

               (b)  represent and warrant  that we (i) understand  that the legends required by paragraph 10 of  the Declaration are required to be placed on the Voting Trust Certificates to be issued to us,

          (ii) that we are
          acquiring Voting Trust Certificates for investment and not with a view  to, or  for  resale in  connection  with, any  distribution thereof, nor with any present intention of distributing them  and

          (iii) that  we have all necessary power and authority to agree to be bound by  the Declaration and to perform the  obligations of a

          Certificateholder thereunder, and

               (c)  upon such transfer of such Voting Trust Certificates to us, expressly agree to be bound by the terms of the Declaration.

               Notices  to  us  under the  Declaration  should  be sent  to

[address].

                                   Very truly yours,


                                   [Print Name]



 [If executed on behalf of a
 transferee which is other
 than a natural person]            [Print Name and Title]


 Dated: